As filed with the Securities and Exchange Commission on January 6, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10495

Fort Pitt Capital Funds
(Exact name of registrant as specified in charter)

680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220
(Address of principal executive offices) (Zip code)

Douglas W. Kreps, 680 Andersen Drive, Foster Plaza Ten, Pittsburgh, Pennsylvania 15220
(Name and address of agent for service)

866-688-8775
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  October 31, 2009

Item 1. Report to Stockholders.

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of October 31, 2009, the Net Asset Value (NAV) of the Fort Pitt Capital Total Return Fund was $11.38 per share. Total return (including a $0.143 per share dividend) for the fiscal year ended October 31, 2009 was 10.21 percent. This compares with a total return of 11.32 percent for the unmanaged Wilshire 5000 Index for the same period. Annualized total return for the three years ended October 31, 2009 was -9.30 percent, compared to -6.56 percent for the Wilshire 5000. Over the five year period ended October 31, 2009, the Fund’s annualized total return was -.02 percent while the Wilshire 5000 Index’s annualized return was 1.05 percent. Since inception on December 31, 2001, the Fund has produced a total return of 3.80 percent annualized (33.94 percent cumulative), compared to 1.68 percent annualized  (13.98 percent cumulative) for the Wilshire 5000. The total annual gross operating expense ratio for the fund is 1.89%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-688-8775. The Fund imposes a 2.00% redemption fee on shares held for one hundred and eighty days or less. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. Performance figures reflect fee waivers in effect. In the absence of waivers, total returns would be lower.

In the ten years since the wild spike in stock prices known as the NASDAQ bubble (11/1/1999 through 10/31/2009), the Wilshire 5000 Index has gained a grand total of one-half of one percent. As a result, the buy-and-hold approach to investing has been attacked as sophistry. Looking back, stock market investors rightly ask: What is a long-term perspective really worth? If there’s almost no money to be made from suffering the slings and arrows of the last decade, why bother? Our three-part answer addresses the issues of compounding, the equity premium and potential alternatives to stocks.

First, the fact that the average stock made little headway doesn’t mean you couldn’t have done better. As our Fund has demonstrated over its seven-plus years in existence, a seemingly minor difference in annualized performance can produce a material advantage in compounded total returns over time. Second, price matters. With price/earnings ratios for the average stock approaching 30 in late 1999, prospective returns from stocks relative to both bonds and cash were suspect at best. This didn’t stop investors from pouring record amounts of money into aggressive growth and technology mutual funds in late 1999. When future stock returns are built on hyper-aggressive estimates of long-term earnings growth, watch out; the equity premium at that point is chimerical. Finally, remember to compare stocks to other investment alternatives. A diversified equity portfolio has historically outperformed cash or bonds over each decade, but a combination of crazy prices at the beginning and bad policy in the middle (the housing bubble) made the 1990s an exception. Before you invest, measure potential stock returns against both the Consumer Price Index and non-callable, long-term Treasury bonds. This sort of exercise won’t always keep you from losing money, but it could have prevented much investor angst since the turn of the millennium.

So what of the next ten years? Are we, like Japan, about to lose another decade? Much depends on our ability to weather ongoing deleveraging of consumer balance sheets. Earnings growth will likely be harder to come by in an economy lacking its main consumer engine. Furthermore, if we can’t repair bank balance sheets, we could be in for a steady diet of deflation. The good news is that stock prices appear far more reasonable than ten years ago, with the S&P 500® trading at a trail ing P/E ratio about half its 1999 level. Also, with a steadily weakening dollar, U.S. exports of high-value goods such as computers, air craft, gas turbines and software should continue to grow. Our portfolio is built with all of the above in mind, with a paucity of consumer names, a decided skew towards higher yields in the telecom and cable arena, and most of the remaining emphasis in industrials, technology and health care stocks.

Fort Pitt Capital Total Return Fund

Thank you for your continued interest in our Fund.

Charles A. Smith Portfolio Manager

Mutual Fund investing involves risk; principal loss is possible. The Fund may also invest in fixed income securities. Investments in debt securities typically decrease in value when interest rates rise. The risk is usually greater for longer-term debt securities.

The opinions expressed are those of Charles A. Smith through the end of the fiscal period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results , nor investment advice.

Fund holdings and/or sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. A complete list of the Fund’s holdings as of October 31, 2009 is available in this annual report.

Diversification does not assure a profit or protect against loss in a declining market

The Wilshire 5000 Index is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S . stock market performance. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Consumer Price Index is a weighted average of changes in prices of consumer goods, commonly used to measure inflation. It i s not possible to invest directly in an index.

Price to earnings ratio (P/E) is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

This in formation is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fort Pitt Capital Total Return Fund

Fort Pit t Capital Total Return Fund
Growth of a Hypothetical $10,000 Investment at October 31, 2009
 vs.
Wilshire 5000 Total Market Index & S&P 500® Index

Average Annual Rate of Return
Periods ended October 31, 2009
	Past 1 Year	Past 3 Years	Past 5 Years	Since Inception
Fort Pitt Capital Total Return Fund	10.21%	-9.30%	-0.02%	3.80%
Wilshire 5000 Total Market Index	11.32%	-6.56%	1.05%	1.68%
S&P 500® Index	9.80%	-7.02%	0.33%	0.63%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an in vestment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-688-8775. Total return includes reinvestment of dividends and capital gains. The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.

The line graph and performance table do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or Fund distributions.

The Wilshire 5000 is an unmanaged index commonly used to measure performance of U.S. stocks. You cannot invest directly in an index.

The Standard & Poor's 500 Index (S&P 500®) is an unmanaged, capitalization-weighted index generally representative of the U.S . market for large capitalization stocks. This Index cannot be invested in directly.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO NET ASSETS October 31, 2009

EXPENSE EXAMPLE October 31, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and redemption fees; and  (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S . Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent.  Additionally, you will be charged a transaction fee equal to 2.00% of the net amount of the redemption if you redeem shares you have held for 180 days or less. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment funds as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying investment funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying investment funds are expected to vary. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued) October 31, 2009

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs , such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	5/1/09	10/31/09	5/1/09 – 10/31/09
Actual	$1,000.00	$1,172.00	$6.79
Hypothetical (5% return
before expenses)	1,000.00	1,018.95	6.31
*	Expenses are equal to the annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 184/365.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS October 31, 2009

COMMON STOCKS – 81.4%	Shares	Value
Apparel Manufacturing – 2.8%
VF Corporation	12,150	$863,136
Computer and Electronic Product Manufacturing – 7.3%
Dell, Inc. (a)	18,000	260,820
EMC Corporation (a)	30,000	494,100
SanDisk Corporation	37,000	757,760
Spectrum Control, Inc. (a)	27,399	231,522
Texas Instruments, Inc.	20,000	469,000
		2,213,202
Credit Intermediation and Related Activities – 6.0%
Bank Of New York Mellon Corporation	16,300	434,558
F.N.B. Corporation	48,700	344,796
PNC Financial Services Group, Inc.	21,500	1,052,210
		1,831,564
Insurance Carriers and Related Activities – 7.3%
Arthur J. Gallagher & Company	30,000	669,300
Erie Indemnity Company – Class A	15,300	539,325
Loews Corporation	30,000	993,000
		2,201,625
Machinery Manufacturing – 10.9%
General Electric Company	45,400	647,404
Ingersoll-Rand PLC	25,000	789,750
ITT Corp.	15,300	775,710
Joy Global, Inc.	21,750	1,096,417
		3,309,281
Medical Equipment Manufacturing – 4.1%
Cynosure Inc. (a)	43,800	438,876
Medtronic, Inc.	22,900	817,530
		1,256,406
Offshore Drilling and Support – 1.0%
Hercules Offshore, Inc. (a)	59,100	303,183
Oil and Gas Extraction and Marketing – 2.1%
BP PLC – ADR	6,100	345,382
El Paso Corporation	30,000	294,300
		639,682

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued) October 31, 2009

COMMON STOCKS – 81.4% (Continued)	Shares	Value
Paper Manufacturing – 2.2%
Kimberly-Clark Corp.	10,750	$657,470
Pharmaceutical Manufacturing – 6.9%
Allergan, Inc.	16,950	953,437
Amgen, Inc. (a)	11,300	607,149
Pfizer, Inc.	31,595	538,063
		2,098,649
Primary Metal Manufacturing – 1.9%
Alcoa, Inc.	7,000	86,940
Matthews International Corporation – Class A	13,000	477,490
		564,430
Securities, Commodity Contracts, and Other Finance – 2.3%
The Charles Schwab Corporation	40,000	693,600
Software Publishing and Services – 7.2%
CA, Inc.	40,000	836,800
Microsoft Corporation	40,600	1,125,838
OPNET Technologies, Inc.	20,000	218,000
		2,180,638
Telecommunications – 14.3%
AT&T, Inc.	55,000	1,411,850
Comcast Corporation – Class A	60,000	870,000
Consolidated Communications Holdings, Inc.	33,185	458,617
Telefonos de Mexico SAB de CV – ADR	20,000	332,200
Telmex Internacional SAB de CV – ADR	20,000	269,200
Verizon Communications, Inc.	30,000	887,700
Windstream Corporation	10,339	99,668
		4,329,235
Transportation Equipment Manufacturing – 5.1%
The Boeing Company	15,200	726,560
Honeywell International, Inc.	23,050	827,264
		1,553,824
TOTAL COMMON STOCKS
(Cost $26,853,079)		$24,695,925

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued) October 31, 2009

EXCHANGE TRADED FUND – 4.8%	Shares	Value
iShares Bioxx Investment Grade Corporate Bond Fund	8,300	$877,144
iShares MSCI Japan Index Fund	60,000	573,600
TOTAL EXCHANGE TRADED FUNDS
(Cost $1,542,549)		1,450,744

SHORT-TERM INVESTMENTS – 13.7%
Money Market Funds – 7.1%
AIM Liquid Assets Portfolio – Institutional Class, 0.13% (b)	1,378,507	1,378,507
Goldman Sachs Financial Square Prime
Obligations Fund, 0.08% (b)	773,776	773,776
		2,152,283

	Principal
	Amount
United States Treasury Bills – 6.6%
0.003%, 12/31/2009 (c)	$2,000,000	1,999,862
TOTAL SHORT-TERM INVESTMENTS
(Cost $4,152,271)		$4,152,145
Total Investments (Cost $32,547,899) – 99.9%		30,298,814
Other Assets in Excess of Liabilities – 0.1%		21,127
TOTAL NET ASSETS – 100.0%		$30,319,941

Percentages are stated as a percent of net assets. ADR American Depository Receipt
(a) Non-income producing security.
(b) Variable rate security. The rate listed is as of October 31, 2009.
(c) Rate shown is the effective yield based on the purchase price. The calculation assumes that the security is held to maturity.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES October 31, 2009

ASSETS
Investments, at market value (cost $32,547,899)	$30,298,814
Receivable for Fund shares sold	23,200
Dividends and interest receivable	54,709
Prepaid expenses	16,680
Total assets	30,393,403

LIABILITIES
Payable to Investment Advisor	5,706
Payable to Chief Compliance Officer	3,479
Accrued expenses	64,277
Total liabilities	73,462

NET ASSETS	$30,319,941

COMPONENTS OF NET ASSETS
Paid in capital	$33,956,123
Undistributed net investment income	353,441
Accumulated undistributed net realized loss on investments	(1,740,538)
Net unrealized depreciation on investments	(2,249,085)
Total net assets	$30,319,941

Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,664,721
Net Asset Value, Redemption Price and Offering Price Per Share	$11.38

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS For the fiscal year ended October 31, 2009

INVESTMENT INCOME
Income
Dividends *	$757,972
Interest	18,368
Total investment income	776,340

Expenses
Advisory fees (See Note 4)	279,610
Transfer agent fees and expenses	69,528
Trustee & Officer fees	56,324
Administration fees	46,498
Legal fees	39,688
Fund accounting fees	33,338
Registration fees	21,527
Insurance fees	17,818
Audit fees	17,007
Custody fees	4,294
Shareholder reporting	3,654
Other	30,594
Total expenses before waiver and reimbursement of expense	619,880
Less: waiver of expenses and reimbursement from Advisor	(273,165)
Net expenses	346,715
Net investment income	429,625

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized loss on investments	(1,542,707)
Change in unrealized appreciation on investments	3,903,037
Net realized and unrealized gain on investments	2,360,330
Net increase in net assets resulting from operations	$2,789,955

*	Net of foreign taxes with held of $800.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	October 31, 2009	October 31, 2008
OPERATIONS
Net investment income	$429,625	$412,928
Net realized loss on investments	(1,542,707)	(184,510)
Change in unrealized appreciation (depreciation)
on investments	3,903,037	(18,973,156)
Net increase (decrease) in net assets
resulting from operations	2,789,955	(18,744,738)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(399,664)	(396,345)
Net realized gains	—	(1,151,305)
Total distributions	(399,664)	(1,547,650)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,697,498	3,646,474
Proceeds from shares issued in reinvestment of dividends	397,447	1,542,484
Cost of shares redeemed *	(3,925,283)	(5,972,496)
Net decrease in net assets resulting from
capital share transactions	(1,830,338)	(783,538)

Total increase (decrease) in net assets	559,953	(21,075,926)

NET ASSETS
Beginning of year	29,759,988	50,835,914

End of year	$30,319,941	$29,759,988

Undistributed net investment income	$353,441	$323,480

CHANGES IN SHARES OUTSTANDING
Shares sold	169,241	257,881
Shares issued in reinvestment of dividends	41,531	96,526
Shares redeemed	(385,989)	(414,395)
Net increase in Fund shares outstanding	(175,217)	(59,988)
Shares outstanding, beginning of year	2,839,938	2,899,926
Shares outstanding, end of year	2,664,721	2,839,938

*	Net of redemption fees of $780 and $1,242, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a Fund share outstanding throughout each fiscal year:
	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal	For the Fiscal
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value,
beginning of year	$10.48	$17.53	$16.61	$15.24	$13.36
Income (loss) from
investment operations:
Net investment income	0.16	0.15	0.12	0.10	0.06
Net realized and unrealized
gain (loss) on investments	0.88	(6.66)	1.43	2.01	2.20
Total from
investment operations	1.04	(6.51)	1.55	2.11	2.26
Less dividends and distributions:
Dividends from
net investment income	(0.14)	(0.14)	(0.12)	(0.06)	—
Distributions from
net realized gains	—	(0.40)	(0.51)	(0.68)	(0.38)
Total dividends
and distributions	(0.14)	(0.54)	(0.63)	(0.74)	(0.38)
Redemption fees	0.00#	0.00#	0.00#	0.00#	0.00#
Net asset value, end of year	$11.38	$10.48	$17.53	$16.61	$15.24

Total return1	10.21%	(38.19%)	9.54%	14.38%	17.06%
Supplemental data and ratios:
Net assets, end of year	$30,319,941	$29,759,988	$50,835,914	$41,837,711	$31,787,352
Ratio of net expenses to
average net assets:
Before expense
reimbursement and
waivers	2.22%	1.88%	1.68%	1.80%	1.96%
After expense
reimbursement and
waivers	1.24%	1.24%	1.36%	1.50%	1.50%
Ratio of net investment income
to average net assets:
Before expense
reimbursement and
waivers	0.56%	0.36%	0.42%	0.41%	(0.04%)
After expense
reimbursement and
waivers	1.54%	1.00%	0.73%	0.71%	0.42%
Portfolio turnover rate	8%	14%	10%	11%	34%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS October 31, 2009

1.	ORGANIZATION

Fort Pitt Capital Total Return Fund (the Fund) is a series of Fort Pitt Capital Funds, a statutory trust organized in the state of Delaware on August 17, 2001 (the Trust). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), and is authorized to issue multiple series and classes of shares. The Fund is currently the sole series of the Trust and is classified as a “diversified” series, as defined in the 1940 Act. The Fund commenced operations on December 31, 2001.

The investment goal of the Fund is to seek long-term capital appreciation and income. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements . These policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).

(a)	Investment Valuation

Securities that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is traded. If no sale is reported at that time, the mean of the highest reported bid and lowest ask quotations at the close of the exchanges will be used. Securities listed on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price. When market quotations for options positions held by the Fund are readily available, those positions will be valued based upon such quotations. Other securities for which no quotations are readily available or for which the Advisor has reason to question the validity of quotations received are valued at fair value as determined in good faith under the supervision of the Board of Trustees. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains tot its shareholders sufficient to relieve it from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2009, or for any other tax years which are open for exam. As of October 31, 2009, open tax years include the tax years ended October 31, 2006 through 2009. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

(c)	Summary of Fair Value Exposure at October 31, 2009

The Funds has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the  three broad levels listed below.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

Level 1 – Quoted prices in active markets for identical securities.
Level 2 – Other significant observable inputs (including quoted prices for similar securities,interest rates, prepayment speeds, credit risk, etc.)
Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of October 31, 2009, in valuing the Fund’s investments carried at value:
Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Fort Pitt Capital Total Return Fund
Investments in:
Common Stock*	$24,695,925	$—	$—	$24,695,925
Exchange-Traded Funds	1,450,744	—	—	1,450,744
U.S. Treasury Bills	—	1,999,862	—	1,999,862
Short-Term Investments	2,152,283	—	—	2,152,283
Total	$28,298,952	$1,999,862	$—	$30,298,814

*	For detailed industry descriptions, see the accompanying Schedule of Investments.

(d)	Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through December 23, 2009, the date financial statements were available to be issued.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and  liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Distribution to Shareholders

The Fund intends to distribute to its shareholders any net investment income and any net realized long or short-term capital gains, if any, at least annually. All short-term capital gains are included in ordinary income for tax purposes. Distributions to share holders are recorded on the ex-dividend date.

(g)	Reclassification of Capital Accounts

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. There were no reclassifications for the year ended October 31, 2009.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

(h)	Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary Income	$399,664	$ 403,404
Long Term Capital Gain	$ —	$1,144,246

As of October 31, 2009, the components of capital on a tax basis were as follows:
Cost of investments
$32,560,375
Gross unrealized appreciation	$3,646,510
Gross unrealized depreciation	(5,908,071)
Net unrealized depreciation	(2,261,561)
Undistributed ordinary income	353,441
Undistributed long-term capital gain	—
Total distributable earnings	353,441
Other accumulated losses	(1,728,062)
Total accumulated earnings/losses	$(3,636,182)

The difference between book basis and tax basis unrealized depreciation is due to wash sale deferrals for federal income tax purposes.

At October 31, 2009, the Fund had capital losses which may be carried forward to offset future capital gains as shown below:

Capital Losses Expiring in:
2016	$ 185,355
2017	$1,542,707

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the trade date. The cost of securities sold is determined on a specific identification basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(j)	Share Valuation

The net asset value (NAV) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on the redemption or exchange of shares held for 180 days or less. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of that Fund’s daily NAV calculation.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

3.	INVESTMENT TRANSACTIONS

During the fiscal year ended October 31, 2009, the aggregate purchases and sale s of securities (excluding short-term) were:

Purchases	$2,041,494
Sales	$3,210,312

4.	INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the Agreement) with Fort Pitt Capital Group, Inc. (the “Advisor”), with whom certain officers of the Trust are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Advisor receives a fee, computed daily and payable monthly, at 1.00% of the Fund’s average daily net assets up to $100 million, 0.90% from $100 million to $1 billion and 0.80% over $1 billion. Additionally , the Advisor has agreed to waive, through May 17, 2010, all or a portion of the advisory fee, and to assume at its own expense certain expenses otherwise payable by the Fund in order to limit the Fund’s total annual operating expenses to 1.24%. The Agreements current one-year term expires on May 17, 2010 and will automatically renew for another year (through May 17, 2011), unless the Trust or the Advisor gives each other at least thirty days prior notice.

For the fiscal year ended October 31, 2009, the Fund incurred advisory fees of $279,610 and waivedAreimbursed expenses of $273,165 for a net advisory fee of $6,445. Any such waiver is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. The Advisor may recapture a portion of the above amount no later than the dates as stated below:

	October 31,
2010	2011	2012
$149,386	$266,244	$273,165

5.	OTHER EXPENSES

Other expenses includes Chief Compliance Officer fees which totaled $19,930 for the fiscal year ended October 31, 2009.

Fort Pitt Capital Total Return Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Fort Pitt Capital Funds

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fort Pitt Capital Total Return Fund, a series of shares of Fort Pitt Capital Funds, as of October 31, 2009 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Pitt Capital Total Return Fund as of October 31, 2009 the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 23, 2009

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. The SAI includes additional information about the Trust’s officers and trustees and is available, without charge, upon request.

Independent Trustees
				# of Funds	Other
		Term of Office		in complex	Directorships
Name,	Position Held	and Length of	Principal Occupation	overseen	Held by
Birthdate and Address	with the Trust	Time Served	During Past Five Years	by Trustee	Trustee

Robert J. Dickson	Trustee	Indefinite	Private Investor. Managing	1	None
c/o Fort Pitt Capital		Term;	Director of Dickson Consulting,
Group, Inc.		Since	Chief Financial Officer and Senior
680 Anderson Drive		December	Vice President of Cardiac Assist,
Foster Plaza Ten		2001	Inc. (medical device company).
Pittsburgh, PA 15220
Birth date : 7/23/49

Ronald V. Pellegrini, M.D.	Trustee	Indefinite	Chief of Adult Cardiothoracic	1	None
c/o Fort Pitt Capital		Term;	Surgery, UPMC - Passavant
Group, Inc.		Since	Hospital.
680 Anderson Drive		December
Foster Plaza Ten		2001
Pittsburgh, PA 15220
Birth date : 5/23/36

Bradley J. Franc	Trustee	Indefinite	President and Director, Houston	1	None
c/o Fort Pitt Capital		Term;	Harbaugh, P.C.(law firm).
Group, Inc.		Since
680 Anderson Drive		September
Foster Plaza Ten		2008
Pittsburgh, PA 15220
Birth date : 8/23/58

Donald F. Smith, Jr.	Trustee	Indefinite	President of the Regional	1	None
c/o Fort Pitt Capital		Term;	Industrial Development Corp.
Group, Inc.		Since	(regional economic development
680 Anderson Drive		September	not-for-profit organization
Foster Plaza Ten		2008	specializing in real estate)
Pittsburgh, PA 15220			(2009 - present); Founder and
Birth date : 10/2/64			Director of the University
Partnership of Pittsburgh
(2002 - 2009)(economic
development joint venture).

Fort Pitt Capital Total Return Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited) (Continued)

Interested Trustees and Officers
				# of Funds	Other
		Term of Office		in complex	Directorships
Name,	Position Held	and Length of	Principal Occupation	overseen	Held by
Birthdate and Address	with the Trust	Time Served	During Past Five Years	by Trustee	Trustee

Douglas W. Kreps	Trustee	Indefinite	Managing Director of	1	None
Fort Pitt Capital		Term;	Fort Pitt Capital Group, Inc.
Group, Inc.		Since
680 Andersen Drive		December
Foster Plaza Ten		2001
Pittsburgh, PA 15220	Chairman	Indefinite
Birth date : 1/4/69	& President	Term;
Since
February
2006
Charles A. Smith	Treasurer	Indefinite	Chief Investment Officer of	Not	Not
Fort Pitt Capital		Term;	Fort Pitt Capital Group, Inc.	Applicable	Applicable
Group, Inc.		Since
680 Andersen Drive		December
Foster Plaza Ten		2001
Pittsburgh, PA 15220
Birth date : 12/8/59

Robin M. Miller	Chief	Indefinite	Chief Compliance Officer of	Not	Not
Fort Pitt Capital	Compliance	Term	Fort Pitt Capital Group, Inc.	Applicable	Applicable
Group, Inc.	Officer	Since
680 Andersen Drive		September
Foster Plaza Ten		2004
Pittsburgh, PA 15220	Secretary	Indefinite
Birth date : 9/8/65		Term;
Since
February
2006

FEDERAL TAX INFORMATION (Unaudited)

The Fund designates $0 as long-term capital gain dividends for the fiscal year ended October 31, 2009, pursuant to Section 852(b)(3)(C) of the Internal Revenue Code (“Code”).

For the fiscal year ended October 31, 2009, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated 100% of dividends declared during the fiscal year ended October 31, 2009 from ordinary income as qualified dividend income.

The Fund designated 100% of ordinary income distributions qualifying for the corporate dividends received deduction for corporate shareholders for the fiscal year ended October 31, 2009.

Fort Pitt Capital Total Return Fund

NOTICE OF PRIVACY POLICY

Your privacy is important to us. We are committed to maintaining the confidentiality, integrity and security of your personal information. When you provide personal information, we believe that you should be aware of policies to protect the confidentiality of that information.

The Fund collects the following nonpublic personal information about you:

●
Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets , income and date of birth; and

●
Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the in formation we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to , a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

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FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701 1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, Inc.
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

ADMINISTRATOR, FUND ACCOUNTANT &
TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S . Bank, N.A . Custody Operations
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

LEGAL COUNSEL TO THE TRUST
Metz Lewis LLC
11 Stanwix Street, 18th Floor
Pittsburgh, Pennsylvania 15222

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Stradley Ronon Stevens & Young LLP
One Commerce Square, Suite 2600
Philadelphia, Pennsylvania 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP 1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2009 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the SEC on Form N-Q. The Fund’s Forms N-Q are available without charge, upon request, by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-688-8775.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Robert J. Dickson and Bradley J. Franc are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were qualified dividend income testing.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees and tax fees by the principal accountant.

	FYE 10/31/2009	FYE 10/31/2008
Audit Fees	$15,000	$14,200
Tax Fees	$2,850	$2,800
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2009	FYE 10/31/2008
Registrant	$2,850	$2,800
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Fort Pitt Capital Funds

By (Signature and Title)*           /s/ Douglas W. Kreps
Douglas W. Kreps, President

Date             1/6/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*           /s/ Douglas W. Kreps
Douglas W. Kreps, President

Date             1/6/10

By (Signature and Title)*           /s/ Charles A. Smith
Charles A. Smith, Treasurer

Date             1/5/10
* Print the name and title of each signing officer under his or her signature.